                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2000

                            MRV COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 0-23452                               06-1340090
        (COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER
                                                   IDENTIFICATION NO.)

          8917 FULLBRIGHT AVE.
             CHATSWORTH, CA                              91311
(Address of principal executive officers)              (Zip Code)

                                  818 773-9044
               Registrant's telephone number, including area code

                                      N.A.
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

      On April 24, 2000, Registrant completed an acquisition of approximately 97% of the outstanding capital stock of Fiber Optic Communications, Inc. a Republic of China corporation ("FOCI"). The purchase price paid to the shareholders of FOCI, which was arrived at as the result of arms' length negotiations, consisted of approximately $48.6 million in cash and approximately
2.33 million shares of the Registrant's common stock having a value of approximately $248 million based on the average closing price of Registrant's common stock during the five days before and five days after the announcement of the acquisition.

      The source of the cash paid by Registrant was working capital.

Item 7. Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired

      It is impracticable to file the required financial statements of FOCI with this Form 8-K report. Registrant plans to file the the required financial statements as an amendment to this Form as soon as practicable, but not later than 60 days following the date by which this report on Form 8-K is required be filed.

      (b) Pro forma Financial Information

      It is impracticable to file the required pro forma financial information with this Form 8-K report. Registrant plans to file the required pro forma financial information as an amendment to this Form as soon as practicable, but not later than 60 days following the date by which this report on Form 8-K must be filed.

      (c) Exhibits

      2.1 (a) Stock Purchase Agreement Dated February 21, 2000 Relating to the Sale and Purchase of up to One Hundred Percent (100%) of the Ordinary Shares in the Capital Of Fiber Optic Communications, Inc. and the Sale and Purchase of Two Million Four Hundred Thousand of Ordinary Shares in the Capital of MRV Communications, Inc. (incorporated by reference to Exhibit 10.33 of Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

      2.1 (b) Escrow Agreement dated as of the 21st day of February, 2000, by and among Registrant, the Selling Shareholders of Fiber Optic Communications, Inc. ("FOCI") and the law firm of Baker & McKenzie, Taipei Office.

      2.1(c) Addendum to Stock Purchase Agreement dated as of April 14, 2000 by and among FOCI, Registrant and the selling shareholders of FOCI.

      2.1(d) Addendum to Escrow Agreement dated as of April 14, 2000 by and among FOCI, Registrant and the selling shareholders of FOCI.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 8, 2000

                                       MRV COMMUNICATIONS, INC.

                                       By: /S/ Edmund Glazer
                                           -------------------------------------
                                                     Edmund Glazer
                                           Executive Vice President Finance
                                           and Administration
                                           and Chief Financial Officer


                                       3